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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-17265, 333-09981, 333-09977, 33-90606 and 333-79817.



ARTHUR ANDERSEN LLP

West Palm Beach, Florida,
   February 26, 2002.